SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): August 18, 2000

                             Allegheny Energy, Inc.
               (Exact Name of Registrant as Specified in Charter)

         Maryland                          1-00267               13-5531602
(State or Other Jurisdiction of    (Commission File Number)    (IRS Employer/
       Incorporation)                                        Identification No.)

10435 Downsville Pike, Hagerstown, Maryland             21740-1766
  (Address of Principal Executive Offices)              (Zip Code)


       Registrant's telephone number, including area code: (301) 790-3400

                                       N/A

          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 1-4.  NOT APPLICABLE

ITEM 5.  OTHER EVENTS.

On August 18, 2000, Monongahela Power Company ("Monongahela"), a wholly-owned subsidiary of Allegheny Energy, Inc. (the "Company"), doing business as Allegheny Power, the energy delivery business of the Company, completed its acquisition of Mountaineer Gas Company ("Mountaineer") from Eastern Systems Corporation ("ESC") and its parent Energy Corporation of America ("ECA") for approximately $323 million (consisting of a cash payment of approximately $223 million and the assumption of approximately $100 million in debt), subject to certain post-closing adjustments.

Mountaineer is West Virginia's largest natural gas provider and it and its Subsidiaries had assets including natural gas producing properties, gas gathering facilities, and intrastate transmission pipelines.

The Company had previously assigned to Monongahela all of its rights and obligations under the Stock Purchase Agreement, dated as of December 20, 1999, among the Company, ECA, and ESC, which governed the terms of the acquisition All regulatory approvals required to consummate the acquisition, including but not limited to the approval of the Securities and Exchange Commission pursuant to the Public Utility Holding Company Act of 1935, were obtained as of August 11, 2000.

The foregoing text is qualified in its entirety by the press releases, dated August 24, 2000, issued by the Company announcing the acquisition, and the Stock Purchase Agreement which are attached as Exhibits 99.1 and 2.1, respectively, and are incorporated herein by reference.

ITEM 6.  NOT APPLICABLE

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

(a) - (b)  Not applicable

(c)  Exhibits

Exhibit        Description
-------        -----------

2.1 Stock Purchase Agreement, dated as of December 20, 1999, among Allegheny Energy, Inc., Energy Corporation of America, and Eastern Systems Corporation (incorporated by reference to the Current Report on Form 8-K of the Company, filed with the Securities and Exchange Commission on December 28, 1999).

99.1           Press Releases, dated August 24, 2000, issued by Allegheny
               Energy, Inc.

ITEM 8.  NOT APPLICABLE


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 1, 2000                     ALLEGHENY ENERGY, INC


                                             By: /s/ Thomas K. Henderson
                                                --------------------------------
                                                  Name:  Thomas K. Henderson
                                                  Title: Vice President

EXHIBIT INDEX

Exhibit        Description
-------        -----------

2.1 Stock Purchase Agreement, dated as of December 20, 1999, among Allegheny Energy, Inc., Energy Corporation of America, and Eastern Systems Corporation (incorporated by reference to the Current Report on Form 8-K of the Company, filed with the Securities and Exchange Commission on December 28, 1999).

99.1           Press Releases, dated August 24, 2000, issued by Allegheny
               Energy, Inc.